SMRH:4901-7852-6234.5 -1- AMALGAMATED FINANCIAL CORP. 2023 EQUITY INCENTIVE PLAN DEFERRED RESTRICTED STOCK UNIT AWARD AGREEMENT Amalgamated Financial Corp. (the “Company”) hereby grants you restricted stock units through the Amalgamated Financial Corp. 2023 Equity Incentive Plan (the “Plan”), subject to the terms of the Bonus Deferral and Deferred Stock Unit Program (the “Program”) and certain restrictions, as described herein (“Award,” “Deferred Restricted Stock Units,” or “DSUs”). Participant (You): _________________________________ Date of Grant: _________________________________ Number of Deferred Restricted Stock Units: _________________________________ Vesting Schedule. The vesting and forfeiture provisions that apply to your DSUs are described in the Plan, the Program and the attached Terms and Conditions. In general, so long as you have not Separated from Service, you have not provided notice of your resignation, and the Company or its applicable Subsidiary has not provided notice of your termination for Cause, before a vesting date, 100% your DSUs will vest on the earliest of the following: • The date your age plus years of service equal 65 provided you have attained age 55 and have accrued a minimum five years of service; or • The date on which you accrue ten (10) years of participation in the Bonus Deferral and Deferred Stock Unit Program, which shall begin with the with the first year in which you are eligible to participate in the Bonus Deferral and Deferred Stock Unit Program and elect to exchange all or a portion of your annual bonus for Deferred Stock Units, continue as long as you are continuously employed by the Company or an affiliate of the Company and end on the date you Separate from Service, after taking into account any special service credit, if any, that you may be eligible to receive; or Effect of Separation from Service. In general, if you Separate from Service before a vesting date for any reason, you will forfeit all RSUs in which you have not yet vested as of your Separation from Service, unless: • Your Separation from Service is due to Disability or retirement (defined as age 65 with 5 continuous years of service with the Company or its Subsidiaries), and no Cause exists, in which case the unvested portion of your DSUs will continue to vest until the originally set vesting date as if you had not Separated from Service. • You die and no Cause exists, or you Separate from Service due to an involuntary termination from the Company and its Subsidiaries and no Cause exists, or due to your voluntary resignation for Good Reason (as defined in the Plan) and no Cause exists, in which case your DSUs will immediately vest on a pro-rata basis based on the number of

SMRH:4901-7852-6234.5 -2- full months that you worked during the vesting period resulting in the earliest vesting date beginning with your initial participation in the Program through your Separation from Service. • You remain continuously employed through the closing date of a Change in Control, in which case your DSUs will immediately vest on a pro-rata basis based on the number of full months that you worked during the vesting period resulting in the earliest vesting date beginning with your initial participation in the Program through the closing date of the Change in Control. If the Committee determines, at any time, that Cause exists at the time of your Separation from Service, all of your rights under this DSU Award will terminate immediately, you will forfeit all DSUs that have not yet vested as of the date of your Separation from Service, and the Company shall have the right to repurchase any Shares that you have already received as a result of DSUs that have already vested, all as described in the Plan. The existence of “Cause” will be determined in the sole discretion of the Committee (or if the Board has chosen to reserve such power, the Board). Settlement of DSUs. Shares underlying your vested DSU Award shall be distributed on the first of the following events to occur: (a) the date of your Separation from Service from the Company for any reason (b) the closing date of a Change in Control, and (c) the date of your death (a “Distribution Event”). In the event of a Distribution Event, the Shares shall be distributed under the Plan in a lump sum, as soon as practicable after (but no later than 60 days after) the Distribution Event. Notwithstanding the foregoing, if you timely elected to receive your Shares following your Separation from Service in installments, then distributions of your Shares following your Separation from Service shall be made in accordance with such timely election, with the first installment to be distributed within 60 days following the date you Separate from Service and the remaining installments on each subsequent anniversary date of the first installment provided that in the event of your death or the consummation of a Change in Control, any remaining installments shall be paid in a lump sum within 60 days of the date of your death or the closing date of a Change in Control. In the event such 60-day period spans two calendar years, the Shares shall be distributed, or commence to be distributed, as applicable, in the second calendar year. A payment may be further delayed to the extent permitted in accordance with regulations and guidance under Section 409A. Notwithstanding the foregoing, if you are a “specified employee” (determined in accordance with Treasury Regulations issued under Section 409A) for the year in which your Separation from Service occurs, such Shares shall be distributed or commence on the first business day that is at least six months after the Separation from Service occurs, except as otherwise permissible under Section 409A. Additional Terms. Your rights and duties and those of the Company under your Award are governed by the provisions of this Award Agreement, the attached Terms and Conditions, the Program document, and the Plan document, all of which are incorporated into this Award Agreement by reference. If there is any discrepancy between these documents, the Plan and Program documents will always govern. This Award is designated as a bonus that is in addition to your regular cash wages. No amount of Common Stock or income received by you pursuant to this Award will be considered

SMRH:4901-7852-6234.5 -3- compensation for purposes of any severance or any pension, retirement, insurance or other employee benefit plan or program of the Company or any of its Subsidiaries. It will not be included in calculating any employment-related benefits to which you may be entitled from the Company or any Subsidiary. Participation in the Plan and the Program is discretionary and voluntary, and the Plan and the Program can be terminated at any time. This Award does not create a right or entitlement to future awards, whether pursuant to the Plan, the Program or otherwise. The governing law for purposes of resolving any issue relating to this Award, the Program, or the Plan shall be United States federal law and, where appropriate, the laws of the State of New York. Any dispute regarding this Award, the Program, or the Plan shall be resolved by a court of law in the City of New York, State of New York. Questions. If you have any questions regarding your Award, please see the enclosed Terms and Conditions and Plan document, or contact our Human Resources department. AMALGAMATED FINANCIAL CORP. By ______________________________ t

SMRH:4901-7852-6234.5 -4- AMALGAMATED FINANCIAL CORP. 2023 EQUITY INCENTIVE PLAN DEFERRED RESTRICTED STOCK UNIT TERMS AND CONDITIONS This document is intended to provide you some background on the Amalgamated Financial Corp. 2023 Equity Incentive Plan (the “Plan”) and to help you better understand the terms and conditions of the deferred Restricted Stock Unit award (the “Award,” “Deferred Restricted Stock Units,” or “DSUs”) granted to you under the Plan and the Bonus Deferral and Deferred Stock Unit Program (the “Program”). References in this document to “our,” “us,” “we,” and the “Company” are intended to refer to Amalgamated Financial Corp. Capitalized terms not defined in your Award Agreement or these Terms and Conditions have the meanings given to them in the Plan and Program documents. Background 1. How are Award recipients chosen? Under our current process, the Compensation Committee (the “Committee”) approves executive equity awards, although the Committee may delegate the power to make non-officer awards to an Officer of the Company or any Subsidiary and the Board has the authority to reserve these powers to the full Board with respect to some or all eligible individuals. 2. What is the value of my Award? The value of each Share covered by your DSU Award is equal to the market price of one Share of Company Common Stock, and will have the same value as established on the exchange on which the Shares are traded on the applicable determination date. Under current tax laws, you will be taxed on the market price of the Share(s) under your DSU Award at the time the Shares (or in certain cases, their cash equivalent) are paid to you in settlement of your Award. We note, however, that withholding for payroll taxes may be required in the year your DSUs vest. We recommend that you consult your personal tax advisor to discuss the potential tax consequences to you of receiving this Award. Note that no amount of cash or Common Stock received by you pursuant to your Award will be considered compensation for purposes of any severance or any pension, retirement, insurance or other employee benefit plan of the Company or any of its Subsidiaries. Terms and Conditions 3. When will my Deferred Restricted Stock Units vest? Generally, your DSUs will vest (in whole Shares, rounded down) as set forth in your Award Agreement.

SMRH:4901-7852-6234.5 -5- Your Award Agreement may provide for earlier vesting dates upon specific events. Please refer to your Award Agreement to see if special early vesting dates apply to your DSUs. The Committee may, in its sole discretion, choose to accelerate or extend the vesting of Awards in special circumstances. 4. When do I receive payment? Within 60 days following the earliest of: (i) the date you Separate from Service, (ii) the date of the closing of a Change in Control; or (iii) the date of your death, one Share of our Common Stock will be delivered to you (either electronically or in certificate form (as we determine)) for each DSU that is vested. Notwithstanding the foregoing, in the event that you previously elected, in a timely manner, to have your DSUs settled in annual installments following your Separation from Service, Shares of Common Stock will be delivered to you in accordance with such election. Fractional shares will not be paid. A payment may be further delayed to the extent permitted in accordance with regulations and guidance under Section 409A. Notwithstanding the foregoing, if you are a “specified employee” (determined in accordance with Treasury Regulations issued under Section 409A) for the year in which your Separation from Service occurs, such payment shall be made or commence on the first business day that is at least six months after the Separation from Service occurs, except as otherwise permissible under Section 409A. By accepting this Award, you acknowledge that, except as may otherwise be provided in your Award Agreement, if you Separate from Service prior to a vesting date, you will forfeit all of your unvested DSUs and any other rights associated with your unvested DSUs under the Plan. 5. Do I have to pay any tax in connection with this DSU Award? Yes, if you are a U.S. Employee, you are subject to federal (and in some cases, state and local) income taxes on the fair market value of your DSUs in the year that you are paid Shares of Common Stock (or in certain cases, their cash equivalent) in settlement of your Award. In addition, if you are a U.S. Employee and vest in your DSUs prior to a Distribution Event, you may be subject to employment taxes at the time your DSUs vest. If you are a U.S. Employee, we are required under current federal (and some state and local) tax laws to withhold taxes from you. This may be accomplished by withholding whole Shares of Common Stock with an equivalent value, or withholding from other cash compensation paid to you. We will round down to the nearest whole Share. To the extent this Share withholding is not sufficient, or is prohibited or limited by applicable law, you will ultimately be responsible for any additional taxes due. If withholding is determined by us to be not possible or inadequate, we will have the right to require cash payment and/or make deductions from other payments due to you that are sufficient to satisfy these requirements. If you are a non-U.S. Employee, we will comply with the applicable country tax requirements. You may not rely on the Company or any of its Subsidiaries, or any of their Officers, Directors or Employees, for tax or legal advice regarding this Award. We make no representations with respect to and hereby disclaim all responsibility as to the tax treatment of your Award.

SMRH:4901-7852-6234.5 -6- 6. What are my rights as a stockholder in my Deferred Restricted Stock Units? Until you actually receive Shares (if any) in settlement of your Award, you will generally have no rights as a stockholder with respect to those Shares, such as the right to vote the Shares or the right to receive dividends. 7. Are there restrictions on the transfer of my Deferred Restricted Stock Units? You may not sell, transfer, pledge, assign, or otherwise alienate or hypothecate your DSUs, whether voluntarily or involuntarily, by operation of law or otherwise, except upon your death or as otherwise specifically provided in the Plan. If you die, your beneficiary or the personal representative of your estate can act on your behalf. Once you receive any Share, you will normally be entitled to all rights of ownership to such Share. Under certain circumstances described in the Plan, however, these rights may be delayed or subject to additional limitations or restrictions. 8. Are there restrictions on the delivery and sale of Shares? Shares issued to you upon a Distribution Event are subject to federal securities laws. In some cases, state or local securities laws may also apply. If the Board determines that certain registrations or filings are needed or desired to comply with these various securities laws, then we may delay the delivery of your Shares until the necessary approvals or filings are obtained. In order for us to meet an exemption from securities registration requirements, we may also require you to provide us with certain information, representations and warranties before we will issue Shares to you. Where applicable, the certificates evidencing any Shares may contain wording (or otherwise as appropriate in electronic format) indicating that conditions, restrictions, rights and obligations apply. 9. Does the receipt of my Award guarantee continued service with the Company or its Subsidiaries? No. Neither the establishment of the Plan, the Program, your Award of DSUs, nor the issuance of Shares or other consideration in connection with your Award, gives you the right to continued employment or service with the Company (or any of our Subsidiaries). 10.What events can trigger forfeiture of my Deferred Restricted Stock Units? Except as may otherwise be specifically provided in your Award Agreement, your unvested DSUs will normally be cancelled and forfeited upon your Separation from Service. In addition, your DSUs and any cash or Shares paid to you in settlement of your DSUs, and any profits from sale of any such Shares, are subject to clawback, recoupment or repayment if you commit certain bad acts, you engage in certain practices injurious to the Company or any of its Subsidiaries, or if the Company or any of its Subsidiaries experiences regulatory or capital issues. These clawback, recoupment and repayment provisions are set forth in detail in Section 8 of the Plan.

SMRH:4901-7852-6234.5 -7- The Committee may, in its discretion, accelerate the vesting of your Award in special circumstances, subject to certain provisions of the Plan and the law. 11.What documents govern my Deferred Restricted Stock Units? The Plan, the Program, your Award Agreement, any election to settle your DSUs in installments following your Separation from Service, and these Terms and Conditions express the entire understanding between you and the Company with respect to your DSUs. In the event of any conflict between these documents, the terms of the Plan and the Program will always govern. You should never rely on any oral description of the Plan, the Program, or your Award Agreement because the written terms of the Plan and the Program will always govern. The Committee has the authority to interpret this document, the Program, and the Plan. Any such interpretation will be binding on you, us, and other persons.